Rule 497(e)
                                                               File No. 811-3364
                                                                         2-75503


                             MAXIM SERIES FUND, INC.
                         November 1, 2000 Supplement to
                           the May 1, 2000 Prospectus


On page , under the heading INVESCO Funds Group, Inc., the second paragraph concerning the Maxim INVESCO Balanced Portfolio should be deleted and replaced with the following:

The day-to-day management of the Maxim INVESCO Balanced Portfolio is provided by the following members of INVESCO's Equity Income and Fixed Income teams: Donovan
J. (Jerry) Paul, Charles P. Mayer and Peter M. Lovell. Mr. Lovell is the lead portfolio manager of the Portfolio and the INVESCO Balanced Fund (since 2000). Mr. Lovell previously was co-portfolio manager of the INVESCO Balanced Fund and the Maxim INVESCO Balanced Portfolio (1998 to 2000), an equity analyst with INVESCO's Equity Income team (1996-1999), an equity assistant with INVESCO's investment division (1994-1996) and co-financial consultant with Merrill Lynch (1992-1994). Mr. Mayer is a co-portfolio manager of the Portfolio, INVESCO Equity Income Fund, Inc., INVESCO VIF-Equity Income Fund and the INVESCO Balanced Fund. Mr. Mayer began his investment career in 1969 and is now senior vice president and director of INVESCO; from 1993 to 1994, he was a vice president of INVESCO. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul focuses on the fixed income investments for the Portfolio. Since 1994, he has also served as co-portfolio manager for the Portfolio and the INVESCO Balanced Portfolio; portfolio manager of INVESCO Select Income Fund, INVESCO High Yield Fund, and INVESCO VIF-High Yield Portfolio; co-portfolio manager of INVESCO Equity Income Fund, INVESCO VIF-Equity Income Fund and INVESCO Tax-Free Bond Fund; portfolio manager and senior vice president of INVESCO. Formerly, Mr. Paul was Senior Vice President and Director of Fixed-Income Research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe and Farnham Inc., and President (1993 to 1994) of Quixote Investment Management, Inc